CoBiz Financial Announces Third Quarter 2014 Results

Net income available to common shareholders increases 13%

Denver -- CoBiz Financial Inc. (“Company”) (NASDAQ: COBZ), a financial services company with $3.0 billion in assets, announced net income available to common shareholders of $7.7 million for the third quarter of 2014, or $0.19 per diluted common share. Net income available to common shareholders for the third quarter of 2013 was $6.9 million, or $0.17 per diluted common share.  Return on average assets for the third quarter of 2014 was 1.05% versus 1.02% for the prior-year quarter, and return on average shareholders’ equity was 10.46% for the third quarter of 2014 versus 10.34% for the prior-year quarter.

Financial highlights – Third quarter 2014

•	Net interest income on a tax-equivalent basis (NII) increased $0.8 million, or 3.0%, from the second quarter of 2014 (linked-quarter) and $3.0 million, or 11.9%, from the prior-year quarter.
•	Loans at September 30, 2014 increased $62.4 million, or 10.8% annualized, from June 30, 2014. For the first nine months of 2014, loans have increased $272.7 million, or 17.5% annualized.
•	Positive operating leverage improved the efficiency ratio[1] to 67.8% for the current quarter as NII and noninterest income grew at a greater rate than core noninterest expenses.

Financial Summary

	Quarter ended (unaudited)			3Q14 change vs.
(in thousands, except per share amounts)	3Q14	2Q14	3Q13	2Q14		3Q13
Net interest income before provision	$27,062	$26,353	$24,375	$709	2.7%	$2,687	11.0%
Provision for loan losses	(452)	(941)	(1,554)	489	52.0%	1,102	70.9%
Net interest income after provision	27,514	27,294	25,929	220	0.8%	1,585	6.1%
Total noninterest income	9,739	9,037	7,759	702	7.8%	1,980	25.5%
Total noninterest expense	25,047	23,232	23,814	1,815	7.8%	1,233	5.2%
Net income before income taxes	12,206	13,099	9,874	(893)	(6.8)%	2,332	23.6%
Provision for income taxes	4,315	4,482	2,849	(167)	(3.7)%	1,466	51.5%
Net income	7,891	8,617	7,025	(726)	(8.4)%	866	12.3%
Preferred stock dividends	(144)	(143)	(144)	(1)	(0.7)%	-	0.0%
Net income available to common shareholders	$7,747	$8,474	$6,881	$(727)	(8.6)%	$866	12.6%

Diluted earnings per common share	$0.19	$0.21	$0.17	$(0.02)	(10.1)%	$0.02	12.1%

KEY RATIOS
Net interest margin	3.90%	3.92%	3.80%
Efficiency ratio(1)	67.75%	68.49%	73.41%
Return on average assets	1.05%	1.19%	1.02%
Return on average shareholders' equity	10.46%	11.86%	10.34%
Noninterest income as a percentage of operating revenues	26.46%	25.54%	24.15%

1The efficiency ratio equals noninterest expenses adjusted to exclude gains and losses on OREO, other assets and investments, divided by the sum of tax equivalent net interest income and noninterest income. To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

“We delivered solid results for the third quarter,” said Chairman and CEO Steve Bangert. “A stable net interest margin and progress building our loan portfolio provided for a continued increase in net interest income. Credit quality remains good, fee income was strong and expenses remain well-controlled. As CoBiz celebrates its 20th anniversary, I am very proud of what we have built, and believe we are well positioned for continued growth as we head into 2015.”

Loans

•	Loans at September 30, 2014 were $2.4 billion, increasing $62.4 million or 10.8% annualized from June 30, 2014. From September 30, 2013, loans increased $308.2 million, or 15.0%.
•	Loans increased $28.4 million and $34.0 million, respectively, for Arizona and Colorado from the second quarter of 2014.

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	Quarter ended (unaudited)			3Q14 change vs.
(in thousands)	3Q14	2Q14	3Q13	2Q14		3Q13
LOANS
Commercial	$962,438	$917,494	$815,424	$44,944	4.9%	$147,014	18.0%
Owner-occupied real estate	476,279	497,945	446,976	(21,666)	(4.4)%	29,303	6.6%
Investor real estate	487,821	480,454	443,516	7,367	1.5%	44,305	10.0%
Construction & land	182,288	160,452	105,146	21,836	13.6%	77,142	73.4%
Consumer	202,414	194,339	180,243	8,075	4.2%	22,171	12.3%
Other	45,829	43,960	57,561	1,869	4.3%	(11,732)	(20.4)%
Total loans	$2,357,069	$2,294,644	$2,048,866	$62,425	2.7%	$308,203	15.0%

•

Following a strong second quarter for new loan activity, with reported new credit extensions of $201.8 million,  new credit extensions returned to a more normalized level of $146.5 million during the third quarter.

	Quarter ended (unaudited)
(in thousands)	3Q14	2Q14	1Q14	4Q13	3Q13
Loans - beginning balance	$2,294,644	$2,152,294	$2,084,359	$2,048,866	$2,017,844
New credit extended	146,458	201,805	105,542	158,801	136,138
Credit advanced	106,011	117,203	90,736	79,126	88,680
Paydowns & maturities	(189,822)	(175,311)	(128,143)	(201,026)	(193,396)
Gross loan charge-offs	(222)	(1,347)	(200)	(1,408)	(400)
Loans - ending balance	$2,357,069	$2,294,644	$2,152,294	$2,084,359	$2,048,866

Net change - loans outstanding	$62,425	$142,350	$67,935	$35,493	$31,022

•	Total line utilization was 42.9% at September 30, 2014, compared to 41.5% and 40.2%, respectively, for the linked- and prior-year quarters.
•	Commercial line utilization was 39.7% at September 30, 2014, compared to 39.5% and 39.8%, respectively, for the linked- and prior-year quarters.

Deposits and Customer Repurchase Agreements (Customer Funding, which excludes brokered CDs)

•	Customer Funding for the third quarter of 2014 increased $88.7 million from the linked-quarter and $9.0 million from the prior-year quarter.
•	The decrease in customer repurchase agreements from the prior-year quarter is the result of a concerted effort to transition clients out of our collateralized sweep product.
•	Noninterest-bearing demand (NIB) accounts increased $41.3 million on a linked-quarter basis. The percentage of NIB to total deposits was 42.3% at September 30, 2014.

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	Quarter ended (unaudited)			3Q14 change vs.
(in thousands)	3Q14	2Q14	3Q13	2Q14		3Q13
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$619,377	$599,234	$605,073	$20,143	3.4%	$14,304	2.4%
Interest-bearing demand and NOW	509,352	491,347	402,572	18,005	3.7%	106,780	26.5%
Savings	19,091	15,134	11,272	3,957	26.1%	7,819	69.4%
Certificates of deposits under $100	24,971	25,704	28,098	(733)	(2.9)%	(3,127)	(11.1)%
Certificates of deposits $100 and over	127,054	126,487	133,243	567	0.4%	(6,189)	(4.6)%
Brokered CDs	-	19,996	-	(19,996)	(100.0)%	-	0.0%
Reciprocal CDARS	64,610	60,651	98,748	3,959	6.5%	(34,138)	(34.6)%
Total interest-bearing deposits	1,364,455	1,338,553	1,279,006	25,902	1.9%	85,449	6.7%
Noninterest-bearing demand deposits	1,001,921	960,600	990,187	41,321	4.3%	11,734	1.2%
Customer repurchase agreements	76,041	74,565	164,188	1,476	2.0%	(88,147)	(53.7)%
Total deposits and customer repurchase agreements	$2,442,417	$2,373,718	$2,433,381	$68,699	2.9%	$9,036	0.4%

Allowance for Loan and Credit Losses (Allowance) and Credit Quality

•	Nonperforming assets were $12.0 million at September 30, 2014, compared to $12.1 million at June 30, 2014, and $25.5 million at September 30, 2013.
•	Consistent with the reduction of classified loan levels, a negative provision for loan losses of $0.5 million was recorded during the third quarter of 2014.
•	The coverage of Allowance to nonperforming loans was 407.1% at September 30, 2014.

	Quarter ended (unaudited)
(in thousands)	3Q14	2Q14	3Q13
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$33,922	$35,603	$43,232
Provision for loan losses	(452)	(941)	(1,554)
Net recovery (charge-off)	212	(740)	132
Ending allowance for loan losses	$33,682	$33,922	$41,810

CREDIT QUALITY
Nonaccrual loans	$8,273	$7,861	$18,511
Loans 90 days or more past due and accruing interest	-	134	-
Total nonperforming loans	8,273	7,995	18,511
OREO and repossessed assets	3,750	4,148	6,960
Total nonperforming assets	$12,023	$12,143	$25,471

Performing renegotiated loans	$29,121	$24,033	$28,814
Classified loans	$36,534	$41,357	$48,735

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.40%	0.40%	0.91%
Nonperforming loans to total loans	0.35%	0.35%	0.90%
Nonperforming loans and OREO to total loans and OREO	0.51%	0.53%	1.24%
Allowance for loan and credit losses to total loans	1.43%	1.48%	2.04%
Allowance for loan and credit losses to nonperforming loans	407.13%	424.29%	225.87%

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Shareholders’ Equity

•	Total shareholders’ equity increased $6.6 million from June 30, 2014, to $302.7 million at September 30, 2014.
•	The tangible common equity to tangible assets ratio increased to 8.0% at September 30, 2014, from 7.8% at June 30, 2014.
•

On October 16, 2014, the Board of Directors of the Company declared a quarterly cash dividend of $0.04 per common share. The dividend will be paid on November 3, 2014 to shareholders of record on October 27, 2014.

	Quarter ended (unaudited)
(in thousands, except per share amounts)	3Q14	2Q14	3Q13
EQUITY MEASURES
Common shareholders' equity	$245,392	$238,760	$215,599
Total shareholders' equity	302,730	296,098	272,937

Common shares outstanding at period end	40,691	40,642	40,300

Book value per common share	$6.03	$5.87	$5.35
Tangible book value per common share *	$5.96	$5.81	$5.28

Tangible common equity to tangible assets *	8.02%	7.82%	7.58%
Tangible equity to tangible assets *	9.92%	9.71%	9.62%
Tier 1 capital ratio	**	14.18%	14.50%
Total-risk based capital ratio	**	15.43%	15.76%

* See accompanying Reconciliation of Non-GAAP measures to GAAP
** Ratios unavailable at the time of release.

Net Interest Income and Margin

•	Net interest income on a tax-equivalent basis was $28.1 million for the third quarter of 2014, an increase of $0.8 million from the linked-quarter.
•	The net interest margin compressed two basis points on a linked-quarter basis to 3.90%.
•	Average earning assets of $2.9 billion increased $68.2 million on a linked-quarter basis.
o	From the second quarter of 2014, average loans increased $91.0 million while average federal funds sold, interest-earning deposits and investments decreased $22.8 million.
•	Average loans as a percentage of average earning assets increased to 81.4% from 80.1% on a linked-quarter basis.

Noninterest Income

•	Total noninterest income increased $0.7 million to $9.7 million from the linked- quarter, and increased $2.0 million from the prior-year quarter.
•	Driving the increase was an improvement in investment banking income due to greater success fees.
•	Noninterest income as a percentage of operating income was 26.5% for the third quarter of 2014.

	Quarter ended (unaudited)			3Q14 change vs.
(in thousands)	3Q14	2Q14	3Q13	2Q14		3Q13
Noninterest income:
Deposit service charges	$1,424	$1,394	$1,359	$30	2.2%	$65	4.8%
Investment advisory income	1,418	1,442	1,306	(24)	(1.7)%	112	8.6%
Insurance income	2,622	2,894	2,862	(272)	(9.4)%	(240)	(8.4)%
Investment banking income	2,359	1,494	689	865	57.9%	1,670	242.4%
Other income	1,916	1,813	1,543	103	5.7%	373	24.2%
Total noninterest income	$9,739	$9,037	$7,759	$702	7.8%	$1,980	25.5%

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Operating Expenses

•	The increase in compensation expense from the linked-quarter is primarily due to variable compensation tied to increased noninterest income, and to a lesser degree, investments in new personnel.
o	Total full-time equivalent employees at September 30, 2014 were 535, compared to 525 at June 30, 2014.
•	The Company reported gains on its OREO and repossessed asset portfolio in the current quarter, as well as in the linked- and prior-year quarters.

	Quarter ended (unaudited)			3Q14 change vs.
(in thousands)	3Q14	2Q14	3Q13	2Q14		3Q13
Noninterest expense:
Salaries and employee benefits	$16,996	$15,943	$16,373	$1,053	6.6%	$623	3.8%
Stock-based compensation expense	704	711	694	(7)	(1.0)%	10	1.4%
Occupancy expenses, premises and equipment	3,288	3,492	3,289	(204)	(5.8)%	(1)	(0.0)%
Amortization of intangibles	147	149	152	(2)	(1.3)%	(5)	(3.3)%
Other operating expenses	4,510	4,583	3,625	(73)	(1.6)%	885	24.4%
Net gain on OREO, repossessed assets and other	(604)	(437)	(347)	(167)	(38.2)%	(257)	(74.1)%
(Gain) loss on investment securities	6	(1,209)	28	1,215	100.5%	(22)	(78.6)%
Total noninterest expense	$25,047	$23,232	$23,814	$1,815	7.8%	$1,233	5.2%

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, October 17, 2014, at 9:00 am MDT with Steve Bangert, CoBiz chairman and CEO. The call can be accessed via the Internet at http://www.videonewswire.com/event.asp?id=100524 or by telephone at 877.493.9121, (conference ID # 6481603). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance.  Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.0 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides commercial banking services through Colorado Business Bank and Arizona Business Bank; wealth planning and investment management through CoBiz Wealth Management; property and casualty insurance brokerage and employee benefits through CoBiz Insurance; and investment banking services through Green Manning & Bunch.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements.  Such risks and uncertainties include, among other things:

•	Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.
•	Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

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•	Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•	Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•

Our ability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.

•	Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
•	Our net interest margin may be negatively impacted if we are unable to profitably deploy excess cash into higher yielding loans or investments.
•

The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•	Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.
•

Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•	Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.
September 30, 2014
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands, except per share amounts)	2014	2013	2014	2013
INCOME STATEMENT DATA
Interest income	$29,205	$26,961	$84,706	$79,173
Interest expense	2,143	2,586	6,386	8,248
NET INTEREST INCOME BEFORE PROVISION	27,062	24,375	78,320	70,925
Provision for loan losses	(452)	(1,554)	(3,281)	(4,209)
NET INTEREST INCOME AFTER PROVISION	27,514	25,929	81,601	75,134
Noninterest income	9,739	7,759	24,457	22,660
Noninterest expense	25,047	23,814	72,426	67,989
INCOME BEFORE INCOME TAXES	12,206	9,874	33,632	29,805
Provision for income taxes	4,315	2,849	11,607	9,642
NET INCOME FROM CONTINUING OPERATIONS	7,891	7,025	22,025	20,163
Income from discontinued operations, net of tax	-	-	-	173
NET INCOME	$7,891	$7,025	$22,025	$20,336

Preferred stock dividends	(144)	(144)	(430)	(801)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$7,747	$6,881	$21,595	$19,535

EARNINGS PER COMMON SHARE
BASIC	$0.19	$0.17	$0.53	$0.49
DILUTED	$0.19	$0.17	$0.53	$0.49

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			40,691	40,300
Book value per common share			$6.03	$5.35
Tangible book value per common share *			$5.96	$5.28
Tangible common equity to tangible assets *			8.02%	7.58%
Tangible equity to tangible assets *			9.92%	9.62%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$3,028,864	$2,807,955
Investments			500,526	582,889
Loans			2,357,069	2,048,866
Intangible assets			2,676	2,960
Deposits			2,366,376	2,269,193
Subordinated debentures			72,166	72,166
Common shareholders' equity			245,392	215,599
Total shareholders' equity			302,730	272,937
Interest-earning assets			2,892,095	2,625,334
Interest-bearing liabilities			1,698,415	1,515,360

BALANCE SHEET AVERAGES
Average assets			$2,898,911	$2,671,670
Average investments			533,289	565,136
Average loans			2,225,159	1,971,927
Average deposits			2,298,846	2,073,450
Average subordinated debentures			72,166	89,614
Average shareholders' equity			291,854	265,385
Average interest-earning assets			2,777,424	2,554,773
Average interest-bearing liabilities			1,608,747	1,522,328

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CoBiz Financial Inc.
September 30, 2014
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2014	2013	2014	2013
PROFITABILITY MEASURES
Net interest margin	3.90%	3.80%	3.91%	3.82%
Efficiency ratio - tax equivalent	67.75%	73.41%	70.87%	72.46%
Return on average assets	1.05%	1.02%	1.02%	1.02%
Return on average shareholders' equity	10.46%	10.34%	10.09%	10.25%
Noninterest income as a percentage of operating revenues	26.46%	24.15%	23.80%	24.21%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$8,273	$18,511
Loans 90 days or more past due and accruing interest			-	-
Total nonperforming loans			8,273	18,511
OREO & repossessed assets			3,750	6,960
Total nonperforming assets			$12,023	$25,471

Performing renegotiated loans			$29,121	$28,814
Classified loans			$36,534	$48,735

Charge-offs			$(1,769)	$(3,183)
Recoveries			1,682	2,336
Net charge-offs			$(87)	$(847)

Nonperforming assets to total assets			0.40%	0.91%
Nonperforming loans to total loans			0.35%	0.90%
Nonperforming loans and OREO to total loans and OREO			0.51%	1.24%
Allowance for loan and credit losses to total loans			1.43%	2.04%
Allowance for loan and credit losses to nonperforming loans			407.13%	225.87%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$2,576	$989	$3,565	$962,438	0.37%
Real estate - mortgage	151	3,806	3,957	964,100	0.41%
Construction & land	136	-	136	182,288	0.07%
Consumer	524	-	524	202,414	0.26%
Other loans	91	-	91	45,829	0.20%
OREO & repossessed assets	3,185	565	3,750	3,750	-
NPAs	$6,663	$5,360	$12,023	$2,360,819	0.51%

Total loans	$1,717,764	$639,305	$2,357,069
Total loans and OREO	1,720,949	639,870	2,360,819
Nonperforming loans to loans	0.20%	0.75%	0.35%
Nonperforming loans and OREO to total loans and OREO	0.39%	0.84%	0.51%

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CoBiz Financial Inc.
September 30, 2014
(unaudited)

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands, except per share amounts)	2014	2014	2014	2013	2013
Interest income	$29,205	$28,510	$26,991	$26,954	$26,961
Interest expense	2,143	2,157	2,086	2,178	2,586
Net interest income before provision	27,062	26,353	24,905	24,776	24,375
Provision for loan losses	(452)	(941)	(1,888)	(4,595)	(1,554)
Net interest income after provision	27,514	27,294	26,793	29,371	25,929
Noninterest income:
Deposit service charges	$1,424	$1,394	$1,376	$1,276	$1,359
Investment advisory income	1,418	1,442	1,422	1,364	1,306
Insurance income	2,622	2,894	2,762	2,617	2,862
Investment banking income	2,359	1,494	187	971	689
Other income	1,916	1,813	(66)	2,024	1,543
Total noninterest income	9,739	9,037	5,681	8,252	7,759
Noninterest expense:
Salaries and employee benefits	$16,996	$15,943	$15,836	$16,224	$16,373
Stock-based compensation expense	704	711	1,014	551	694
Occupancy expenses, premises and equipment	3,288	3,492	3,204	3,514	3,289
Amortization of intangibles	147	149	151	151	152
Other operating expenses	4,510	4,583	4,126	4,077	3,625
Net (gain) loss on securities, other assets and OREO	(598)	(1,646)	(184)	2,122	(319)
Total noninterest expense	25,047	23,232	24,147	26,639	23,814
Net income before income taxes	12,206	13,099	8,327	10,984	9,874
Provision for income taxes	4,315	4,482	2,810	3,709	2,849
Net income	7,891	8,617	5,517	7,275	7,025

Preferred stock dividends	(144)	(143)	(143)	(143)	(144)
Net income available to common shareholders	$7,747	$8,474	$5,374	$7,132	$6,881

Earnings per common share
Basic	$0.19	$0.21	$0.13	$0.18	$0.17
Diluted	$0.19	$0.21	$0.13	$0.18	$0.17

PROFITABILITY MEASURES
Net interest margin	3.90%	3.92%	3.90%	3.79%	3.80%
Efficiency ratio - tax equivalent	67.75%	68.49%	77.39%	72.57%	73.41%
Return on average assets	1.05%	1.19%	0.80%	1.03%	1.02%
Return on average shareholders' equity	10.46%	11.86%	7.86%	10.42%	10.34%
Noninterest income as a percentage of operating revenues	26.46%	25.54%	18.57%	24.98%	24.15%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,691	40,642	40,622	40,368	40,300
Diluted weighted average common shares outstanding (in thousands)	40,228	40,134	39,979	39,831	39,738
Book value per common share	$6.03	$5.87	$5.67	$5.54	$5.35
Tangible book value per common share *	$5.96	$5.81	$5.60	$5.47	$5.28

Tangible common equity to tangible assets *	8.02%	7.82%	7.98%	7.90%	7.58%
Tangible equity to tangible assets *	9.92%	9.71%	10.00%	9.95%	9.62%
Tier 1 capital ratio	**	14.18%	14.43%	14.50%	14.50%
Total risk based capital ratio	**	15.43%	15.68%	15.75%	15.76%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP
** Ratios unavailable at the time of release.

9 | Page

CoBiz Financial Inc.
September 30, 2014
(unaudited)

	At
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands)	2014	2014	2014	2013	2013
PERIOD END BALANCES
Total assets	$3,028,864	$3,024,832	$2,852,782	$2,800,691	$2,807,955
Investments	500,526	526,797	547,211	556,796	582,889
Loans	2,357,069	2,294,644	2,152,294	2,084,359	2,048,866
Intangible assets	2,676	2,498	2,647	2,798	2,960
Deposits	2,366,376	2,299,153	2,322,736	2,279,037	2,269,193
Subordinated debentures	72,166	72,166	72,166	72,166	72,166
Common shareholders' equity	245,392	238,760	230,182	223,747	215,599
Total shareholders' equity	302,730	296,098	287,520	281,085	272,937
Interest-earning assets	2,892,095	2,885,380	2,713,376	2,663,823	2,667,144
Interest-bearing liabilities	1,698,415	1,745,284	1,607,347	1,527,992	1,515,360

LOANS
Commercial	$962,438	$917,494	$860,060	$824,453	$815,424
Real estate - mortgage	964,100	978,399	926,047	900,864	890,492
Construction & land	182,288	160,452	136,018	127,952	105,146
Consumer	202,414	194,339	183,156	181,056	180,243
Other	45,829	43,960	47,013	50,034	57,561
Gross loans	2,357,069	2,294,644	2,152,294	2,084,359	2,048,866
Less allowance for loan losses	(33,682)	(33,922)	(35,603)	(37,050)	(41,810)
Total net loans	$2,323,387	$2,260,722	$2,116,691	$2,047,309	$2,007,056

Gross Loans - Colorado	1,717,764	1,683,720	1,600,759	1,521,070	1,493,469
Gross Loans - Arizona	639,305	610,924	551,535	563,289	555,397

DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$619,377	$599,234	$590,596	$572,175	$605,073
Interest-bearing demand and NOW	509,352	491,347	542,304	487,037	402,572
Savings	19,091	15,134	13,979	12,803	11,272
Certificates of deposits under $100	24,971	25,704	26,965	27,726	28,098
Certificates of deposits $100 and over	127,054	126,487	130,226	134,418	133,243
Brokered CDs	-	19,996	-	-	-
Reciprocal CDARS	64,610	60,651	81,589	83,173	98,748
Total interest-bearing deposits	1,364,455	1,338,553	1,385,659	1,317,332	1,279,006
Noninterest-bearing demand deposits	1,001,921	960,600	937,077	961,705	990,187
Customer repurchase agreements	76,041	74,565	89,521	138,494	164,188
Total deposits and customer repurchase agreements	$2,442,417	$2,373,718	$2,412,257	$2,417,531	$2,433,381

BALANCE SHEET AVERAGES
Average assets	$2,983,493	$2,913,504	$2,797,695	$2,792,837	$2,734,624
Average investments	512,579	536,450	551,263	573,544	573,375
Average loans	2,327,777	2,236,728	2,108,563	2,048,592	2,031,282
Average deposits	2,351,330	2,267,573	2,276,814	2,253,875	2,129,108
Average subordinated debentures	72,166	72,166	72,166	72,166	82,658
Average shareholders' equity	299,404	291,469	284,527	277,118	269,494
Average interest-earning assets	2,860,327	2,792,091	2,677,847	2,673,332	2,621,135
Average interest-bearing liabilities	1,684,757	1,654,752	1,484,532	1,525,400	1,536,699

ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$33,922	$35,603	$37,050	$41,810	$43,232
Provision for loan losses	(452)	(941)	(1,888)	(4,595)	(1,554)
Net recovery (charge-off)	212	(740)	441	(165)	132
Ending allowance for loan losses	$33,682	$33,922	$35,603	$37,050	$41,810

10 | Page

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$8,273	$7,861	$10,618	$13,921	$18,511
Loans 90 days or more past due and accruing interest	-	134	-	19	-
Total nonperforming loans	8,273	7,995	10,618	13,940	18,511
OREO and repossessed assets	3,750	4,148	4,911	5,097	6,960
Total nonperforming assets	$12,023	$12,143	$15,529	$19,037	$25,471

Performing renegotiated loans	$29,121	$24,033	$30,290	$29,683	$28,814
Classified loans	$36,534	$41,357	$38,278	$46,476	$48,735

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.40%	0.40%	0.54%	0.68%	0.91%
Nonperforming loans to total loans	0.35%	0.35%	0.49%	0.67%	0.90%
Nonperforming loans and OREO to total loans and OREO	0.51%	0.53%	0.72%	0.91%	1.24%
Allowance for loan and credit losses to total loans	1.43%	1.48%	1.65%	1.78%	2.04%
Allowance for loan and credit losses to nonperforming loans	407.13%	424.29%	335.31%	265.78%	225.87%

11 | Page

CoBiz Financial Inc.
September 30, 2014
(unaudited)

	For the three months ended,
	September 30, 2014			June 30, 2014			September 30, 2013
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$19,971	$23	0.45%	$18,913	$24	0.50%	$16,478	$23	0.55%
Investment securities	512,579	3,775	2.95%	536,450	4,123	3.07%	573,375	4,116	2.87%
Loans	2,327,777	26,458	4.45%	2,236,728	25,296	4.47%	2,031,282	23,564	4.54%
Total interest-earning assets	$2,860,327	$30,256	4.15%	$2,792,091	$29,443	4.18%	$2,621,135	$27,703	4.15%

Noninterest-earning assets	123,166			121,413			113,489
Total assets	$2,983,493			$2,913,504			$2,734,624

Liabilities and Shareholders' Equity
Deposits
Money market	$626,199	$508	0.32%	$586,439	$465	0.32%	$598,757	$630	0.42%
Interest-bearing demand	499,467	209	0.17%	493,768	236	0.19%	367,922	190	0.20%
Savings	16,791	3	0.07%	14,389	2	0.06%	11,789	1	0.03%
Certificates of deposit
Reciprocal	64,174	51	0.32%	66,721	55	0.33%	95,401	86	0.36%
Under $100	25,096	35	0.55%	27,693	29	0.42%	28,457	34	0.47%
$100 and over	143,040	164	0.45%	131,292	171	0.52%	130,956	189	0.57%
Total interest-bearing deposits	$1,374,767	$970	0.28%	$1,320,302	$958	0.29%	$1,233,282	$1,130	0.36%
Other borrowings
Securities sold under agreements to repurchase	92,429	31	0.13%	79,615	44	0.22%	160,514	86	0.21%
Other short-term borrowings	145,395	103	0.28%	182,669	127	0.28%	60,245	34	0.22%
Long term-debt	72,166	1,039	5.63%	72,166	1,028	5.64%	82,658	1,336	6.32%
Total interest-bearing liabilities	$1,684,757	$2,143	0.50%	$1,654,752	$2,157	0.52%	$1,536,699	$2,586	0.66%
Noninterest-bearing demand accounts	976,563			947,271			895,826
Total deposits and interest-bearing liabilities	2,661,320			2,602,023			2,432,525
Other noninterest-bearing liabilities	22,769			20,012			32,605
Total liabilities	2,684,089			2,622,035			2,465,130
Total equity	299,404			291,469			269,494
Total liabilities and equity	$2,983,493			$2,913,504			$2,734,624
Net interest income - taxable equivalent		$28,113			$27,286			$25,117
Net interest spread			3.65%			3.66%			3.49%
Net interest margin			3.90%			3.92%			3.80%
Ratio of average interest-earning assets to
average interest-bearing liabilities	169.78%			168.73%			170.57%

12 | Page

CoBiz Financial Inc.
September 30, 2014
(unaudited)

	For the nine months ended September 30,
	2014			2013
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$18,976	$71	0.49%	$17,710	$73	0.54%
Investment securities	533,289	12,156	3.04%	565,136	12,588	2.97%
Loans	2,225,159	75,316	4.46%	1,971,927	68,515	4.58%
Total interest-earning assets	$2,777,424	$87,543	4.16%	$2,554,773	$81,176	4.20%

Noninterest-earning assets	121,487			116,897
Total assets	$2,898,911			$2,671,670

Liabilities and Shareholders' Equity
Deposits
Money market	$598,761	$1,437	0.32%	$591,576	$1,902	0.43%
Interest-bearing demand	474,646	690	0.19%	361,225	635	0.24%
Savings	14,607	7	0.06%	13,900	6	0.06%
Certificates of deposit
Reciprocal	71,253	174	0.33%	88,801	272	0.41%
Under $100	32,131	94	0.39%	29,264	112	0.51%
$100 and over	131,683	513	0.52%	138,309	635	0.61%
Total interest-bearing deposits	$1,323,081	$2,915	0.29%	$1,223,075	$3,562	0.39%
Other borrowings
Securities sold under agreements to repurchase	92,148	138	0.20%	151,542	252	0.22%
Other short-term borrowings	121,352	250	0.27%	58,097	113	0.26%
Long term-debt	72,166	3,083	5.63%	89,614	4,321	6.36%
Total interest-bearing liabilities	$1,608,747	$6,386	0.53%	$1,522,328	$8,248	0.72%
Noninterest-bearing demand accounts	975,765			850,375
Total deposits and interest-bearing liabilities	2,584,512			2,372,703
Other noninterest-bearing liabilities	22,545			33,582
Total liabilities	2,607,057			2,406,285
Total equity	291,854			265,385
Total liabilities and equity	$2,898,911			$2,671,670
Net interest income - taxable equivalent		$81,157			$72,928
Net interest spread			3.64%			3.48%
Net interest margin			3.91%			3.82%
Ratio of average interest-earning assets to
average interest-bearing liabilities	172.65%			167.82%

13 | Page

CoBiz Financial Inc.
September 30, 2014
(unaudited)

Reconciliation of Non-GAAP Measures to GAAP
(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflects the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following tables include non-GAAP financial measures related to tangible equity, tangible common equity and tangible assets.  The table below has been adjusted to exclude intangible assets and preferred stock.

		At
		September 30,	June 30,	March 31,	December 31,	September 30,
		2014	2014	2014	2013	2013

	Shareholders' equity as reported - GAAP	$302,730	$296,098	$287,520	$281,085	$272,937
	Intangible assets	(2,676)	(2,498)	(2,647)	(2,798)	(2,960)

A	Tangible equity - non-GAAP	300,054	293,600	284,873	278,287	269,977
	Preferred stock	(57,338)	(57,338)	(57,338)	(57,338)	(57,338)

B	Tangible common equity - non-GAAP	$242,716	$236,262	$227,535	$220,949	$212,639

	Total assets as reported - GAAP	$3,028,864	$3,024,832	$2,852,782	$2,800,691	$2,807,955
	Intangible assets	(2,676)	(2,498)	(2,647)	(2,798)	(2,960)

C	Total tangible assets - non-GAAP	$3,026,188	$3,022,334	$2,850,135	$2,797,893	$2,804,995

D	Common shares outstanding	40,691	40,642	40,622	40,368	40,300

B / C	Tangible common equity to tangible assets - non-GAAP	8.02%	7.82%	7.98%	7.90%	7.58%
A / C	Tangible equity to tangible assets - non-GAAP	9.92%	9.71%	10.00%	9.95%	9.62%
B / D	Tangible book value per common share - non-GAAP	$5.96	$5.81	$5.60	$5.47	$5.28

14 | Page